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                                                                   EXHIBIT 23.1

              CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS


   We consent to the incorporation by reference in the Registration Statement of Affymetrix, Inc. (Form S-8 File Number 333-11299) of our report dated January 23, 1997, with respect to the financial statements of Affymetrix, Inc. included in the Annual Report (Form 10-K) for the year ended December 31, 1996.



                                                              ERNST & YOUNG LLP



Palo Alto, California
March 26, 1997